                                                              EXHIBIT (8)(h)(vi)

                                AMENDMENT NO. 10
                                ----------------
                                     To The
                             PARTICIPATION AGREEMENT
                             -----------------------
                                      Among
                        VAN KAMPEN LIFE INVESTMENT TRUST,
                        ---------------------------------
                             VAN KAMPEN FUNDS INC.,
                             ----------------------
                        VAN KAMPEN ASSET MANAGEMENT INC.,
                        ---------------------------------
                                       And
                  AMERICAN GENERAL LIFE INSURANCE COMPANY, AND
                  --------------------------------------------
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION
                  --------------------------------------------

     WHEREAS, American General Life Insurance Company, and American General Equity Services Corporation (hereinafter collectively the "Company"), Van Kampen Life Investment Trust ("Fund"), Van Kampen Funds Inc. ("Underwriter") and Van Kampen Asset Management Inc. ("Adviser") have previously entered into a Participation Agreement dated January 24, 1997 ("Agreement"); and

     WHEREAS, each of the parties hereto desires to amend and restate Schedule A to the Agreement

     NOW, THEREFORE, each of the parties hereby amends the Agreement as follows:

     1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

     2. All capitalized terms used in this Amendment No. 10 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 10, no other modifications or changes are made to the Agreement.

     3. This Amendment No. 10 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

     IN WITNESS WHEREOF, each of the parties have caused this Amendment No. 10 to be executed in their names and on their behalf and through their duly authorized offices, as of this 15th day of January, 2004.

AMERICAN GENERAL LIFE INSURANCE COMPANY


----------------------------------------
By:                 Title:

AMERICAN GENERAL EQUITY SERVICES CORPORATION


----------------------------------------
By:                 Title:


VAN KAMPEN LIFE INVESTMENT TRUST


----------------------------------------
By:                 Title:


VAN KAMPEN FUNDS INC.


----------------------------------------
By:                 Title:


VAN KAMPEN ASSET MANAGEMENT INC.


----------------------------------------
By:                 Title:

                                   SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS
                        -------------------------------

Name of Separate Account and              Form Numbers and Names of Contracts
Date Established by Board of Directors    Funded by Separate Account
--------------------------------------    --------------------------

American General Life Insurance           Contract Form Nos.:
Company Separate Account D                -------------------
Established: November 19, 1973            95020 Rev 896
                                          95021 Rev 896
                                          Name of Contract:
                                          -----------------
                                          Generations Combination Fixed and
                                          Variable Annuity Contract

                                          Contract Form Nos.:
                                          -------------------
                                          91010
                                          91011
                                          93020
                                          93021
                                          Name of Contract:
                                          -----------------
                                          Variety Plus Combination Fixed and
                                          Variable Annuity Contract

                                          Contract Form Nos.:
                                          -------------------
                                          74010
                                          74011
                                          76010
                                          76011
                                          80010
                                          80011
                                          81010
                                          81011
                                          83010
                                          83011
                                          Name of Contract:  None
                                          -----------------

                                          Contract Form Nos.:
                                          -------------------
                                          98020
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor Variable Annuity
                                          Contract

                                          Contract Form No.:
                                          ------------------
                                          03017
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor Immediate Variable
                                          Annuity

                                   SCHEDULE A
                        SEPARATE ACCOUNTS AND CONTRACTS
                        -------------------------------
                                  (Continued)

Name of Separate Account and              Form Numbers and Names of Contracts
Date Established by Board of Directors    Funded by Separate Account
--------------------------------------    --------------------------

American General Life Insurance           Contract Form Nos.:
                                          -------------------
Company Separate Account VL-R             97600
Established: May 6, 1997                  97610
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor I and Platinum
                                          Investor II Flexible Premium Variable
                                          Life Insurance Policies

                                          Contract Form Number:
                                          ---------------------
                                          99301
                                          Name of Contract:
                                          -----------------
                                          Corporate America-Variable
                                          Life Insurance Policy

                                          Contract Form Number:
                                          ---------------------
                                          99206
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor Survivor VUL

                                          Contract Form Number:
                                          ---------------------
                                          01206
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor Survivor II VUL

                                          Contract Form Number:
                                          ---------------------
                                          99615
                                          Name of Contract:
                                          -----------------
                                          The One VUL Solution

                                          Contract Form Number:
                                          ---------------------
                                          99616
                                          Name of Contract:
                                          -----------------
                                          AG Legacy Plus VUL

                                          Contract Form Number:
                                          ---------------------
                                          00600
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor III
                                          Flexible Premium Variable
                                          Life Insurance Policy

                                   SCHEDULE A
                         SEPARATE ACCOUNTS AND CONTRACTS
                         -------------------------------
                                   (Continued)

                                          Contract Form Number:
                                          ---------------------
                                          02600
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor PLUS
                                          Flexible Premium Variable
                                          Life Insurance Policy

                                          Contract Form Number:
                                          ---------------------
                                          03601
                                          Name of Contract:
                                          -----------------
                                          Platinum Investor FlexDirector
                                          Flexible Premium Variable Life
                                          Insurance Policy